Exhibit 10.2 OSCAR HEALTH, INC.  2021 INCENTIVE AWARD PLAN PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT NOTICE Oscar Health, Inc., a Delaware corporation (the “Company”), has granted to the participant listed below (“Participant”) the performance-based Restricted Stock Units (the “PSUs”) described in this Performance-Based Restricted Stock Unit Grant Notice (this “Grant Notice”), subject to the terms and conditions of the Oscar Health, Inc. 2021 Incentive Award Plan (as amended from time to time, the “Plan”) and the Performance-Based Restricted Stock Unit Agreement attached hereto as Exhibit A, the Earned PSUs attached as Exhibit B and the Peer Group Companies attached as Exhibit C (Exhibits A, B and C, collectively, the “Agreement”), all of which are incorporated into this Grant Notice by reference. Capitalized terms not specifically defined in this Grant Notice or the Agreement have the meanings given to them in the Plan. Participant: Mark Bertolini Grant Date: March 2, 2026 Target Number of PSUs: 1,596,877 Expiration Date: December 31, 2028 Vesting Schedule: The PSUs shall become earned and vest as described in Article II of the Agreement and Exhibit B

By accepting (whether in writing, electronically or otherwise) the PSUs, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. In addition, Participant acknowledges and agrees to be bound by the forfeiture provisions related to the Restrictive Covenants (as defined on Exhibit A) set forth in Section 2.1(b) of the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement. OSCAR HEALTH, INC. PARTICIPANT By: /s/ Rebecca Krouse /s/ Mark Bertolini Name: Rebecca Krouse Mark Bertolini Title: Chief People Officer

Exhibit A PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT WHEREAS, the Company has granted the PSUs to Participant, effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”); and WHEREAS, in connection therewith, the parties desire to enter into this Performance-Based Restricted Stock Unit Agreement (together with the Grant Notice and the Vesting Schedule attached as Exhibit B hereto, this “Agreement”). NOW, THEREFORE, the Company and Participant hereby agree as follows: ARTICLE I.  GENERAL I.1 Award of PSUs. Each PSU represents the right to receive one Share, as set forth in this Agreement. Participant will have no right to the distribution of any Shares until the time (if ever) the PSUs have vested. Incorporation of Terms of Plan. The PSUs are subject to the terms and conditions set forth in this Agreement and the Plan, which is incorporated herein by reference. Unsecured Promise. The PSUs will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets. I.4 Definitions. Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or in the Plan. In addition, the following defined terms shall apply: (a) “Employment Agreement” means that certain Amended and Restated Employment Agreement, dated as of December 22, 2025, by and among Participant, the Company and Oscar Management Corporation, as amended from time to time. (b) “Qualifying Termination” means a termination of Participant’s Service (i) by the Company without Cause, (ii) by Participant for Good Reason or (iii) due to Participant’s death or Disability (each such term as defined in the Employment Agreement); provided, however, that in the event Participant experiences a termination by the Company without Cause, by Participant for Good Reason or due to Participant’s death or Disability in Participant’s capacity as the Chief Executive Officer of the Company and remains in Service for any duration thereafter in the capacity of a member of the Board, Participant shall be entitled to the service credit contemplated in Section 2.3(a) of this Agreement (including the 18-month additional credit), treating the date of such termination as the date Participant ceases to be a member of the Board (with settlement of such PSUs occurring on or after such date or such earlier date as is necessary to ensure the PSUs are exempt from Section 409A). (c) “Restrictive Covenants” means the restrictions set forth in Section 7 of the Employment Agreement. (d) “Service” means, notwithstanding anything to the contrary in the Plan, Participant’s continued employment or service with the Company or any of its subsidiaries in Participant’s capacity as the Chief Executive Officer of the Company or as a member of the Board. US-DOCS\167489195.5

ARTICLE II.  VESTING; FORFEITURE AND SETTLEMENT General Vesting; Forfeiture. (a) General. The PSUs will be earned as set forth on Exhibit B attached hereto. Subject to Sections 2.2 and 2.3, any Earned PSUs (as defined in Exhibit B) will vest on the Expiration Date, subject to Participant’s continued Service through the Expiration Date set forth in the Grant Notice (the “Expiration Date”). Any PSUs that remain outstanding and unvested as of immediately following the Expiration Date (including as a result of failing to become Earned PSUs) automatically will be forfeited and terminated (for no consideration) as of the Expiration Date. (b) Restrictive Covenants. In consideration of the grant of the PSUs hereunder, and further as a material inducement for the Company to enter into this Agreement with Participant and to grant Participant the PSUs, Participant hereby acknowledges and agrees that Participant shall continue to be bound by the Restrictive Covenants for their express duration. In the event Participant breaches the Restrictive Covenants (as finally determined by a third-party adjudicator in accordance with the provisions of this Agreement and the Plan), then to the greatest extent permitted by Applicable Law (and except as otherwise determined by the Administrator), unvested PSUs automatically will be forfeited and terminated as of such breach without consideration therefor. Change in Control. (a) If a Change in Control occurs and Participant remains in continued Service until at least immediately prior to the Change in Control, then, effective as of the date of such Change in Control: (i) the PSUs shall become Earned PSUs in accordance with Exhibit B and (ii) (y) to the extent the Award is Assumed in connection with such Change in Control, any such Earned PSUs will convert into a time-vesting Restricted Stock Unit (“RSU”) award that, following such Change in Control, will remain outstanding and eligible to vest on the Expiration Date, subject to Participant’s continued Service through the Expiration Date; or (z) to the extent the Award is not Assumed in connection with such Change in Control, 100% of any such Earned PSUs will vest as of immediately prior to such Change in Control. (b) Notwithstanding the foregoing, if an Assumption occurs with respect to the Award in connection with the Change in Control, but the Successor Entity does not, in connection with such Change in Control, offer Participant employment as the Chief Executive Officer of the entity that, following the Change in Control, is the ultimate parent entity of the Company (or its successor) on terms that are no less favorable than the terms of Participant’s employment with the Company immediately prior to the Change in Control (as determined by (i) the independent members of the Board and (ii) Participant), then any Earned PSUs as of the Change in Control (including any PSUs that become Earned PSUs in connection with such Change in Control) shall vest as of the date of the Change in Control. (c) Notwithstanding anything to the contrary contained in Section 8.3 of the Plan, if, following the application of Section 2.2(a), any PSUs have not become Earned PSUs as of (or in connection with) the Change in Control, then such PSUs automatically will be forfeited and terminated as of immediately prior to such Change in Control without consideration therefor. Termination of Service. (a) If Participant experiences a Qualifying Termination, then (i) the PSUs shall remain outstanding and eligible to become Earned PSUs in accordance with Exhibit B and (ii) a number US-DOCS\167489195.5 of Earned PSUs shall vest in accordance with the following sentence as of the earlier of the Expiration Date or a Change in Control. The number of Earned PSUs that shall be eligible to vest shall be equal to the number of Earned PSUs determined in accordance with Exhibit B, multiplied by a fraction (which in no event shall equal more than one), (x) the numerator of which is the number of days Participant was in Service from the first day of the Performance Period through the 18-month anniversary of the Qualifying Termination and (y) the denominator of which is the number of days from (and including) the first day of the Performance Period through (and including) the Expiration Date. Any Earned PSUs that do not become vested in accordance with the foregoing automatically will be forfeited and terminated as of the last day of the Performance Period without consideration therefor. (b) Notwithstanding the foregoing or anything herein to the contrary, in the event that a Qualifying Termination occurs on or following a Change in Control (the “Post-CIC Qualifying Termination”), then all then-outstanding Earned PSUs shall vest in full as of the date of such Qualifying Termination. (c) The treatment set forth in Sections 2.3(a) and (b) above is subject to and conditioned upon Participant’s (or Participant’s estate’s) timely execution, delivery and non-revocation of a general release of claims in the form attached to the Employment Agreement (the “Release”) and on the timing contemplated by the Employment Agreement, and continued compliance with applicable Restrictive Covenants. The Company may update the Release to the extent necessary to reflect changes in law. For the avoidance of doubt, any Earned PSUs shall remain outstanding and eligible to vest following the date of any Qualifying Termination and shall actually vest upon the effective date of the Release, if later. (d) If Participant experiences a termination of Service for any reason other than due to a Qualifying Termination, all PSUs that have not become vested on or prior to the date of such termination of Service (including any Earned PSUs) automatically will be forfeited and terminated as of the termination date without consideration therefor. Settlement. (a) The PSUs (or, to the extent applicable, RSUs) will be paid in Shares as soon as administratively practicable following the applicable vesting date, but in no event later than March 15 of the year following the year in which such vesting date occurs, it being understood that the exact payment date of any PSUs (or, to the extent applicable, RSUs) shall be determined by the Company in its sole discretion (and Participant shall not have a right to designate the time of payment). (b) Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Law until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulation Section 1.409A-2(b)(7)(ii)); provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A. ARTICLE III.  TAXATION AND TAX WITHHOLDING Representation. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this Award and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. US-DOCS\167489195.5

Tax Withholding. (a) Subject to Section 3.2(b), payment of the withholding tax obligations with respect to the Award may be by cash or check. (b) Subject to Section 10.17 of the Plan, delivery (including electronically or telephonically to the extent permitted by the Company) by Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company that Participant has placed a market sell order with such broker with respect to Shares then-issuable upon settlement of the Award, and that the broker has been directed to deliver promptly to the Company funds sufficient to satisfy the applicable tax withholding obligations; provided, that payment of such proceeds is then made to the Company at such time as may be required by the Administrator. (c) Subject to the consent of the Administrator as determined in its sole discretion which shall not be unreasonably withheld, the Company may withhold, or cause to be withheld, Shares otherwise vesting or issuable under this Award in satisfaction of any applicable withholding tax obligation. The number of Shares which may be so withheld shall be such number of Shares which have a Fair Market Value on the date of withholding equal to the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. (d) Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the PSUs, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the PSUs. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the PSUs or the subsequent sale of Shares. The Company and its Subsidiaries do not commit and are under no obligation to structure the PSUs to reduce or eliminate Participant’s tax liability. ARTICLE IV.  OTHER PROVISIONS Adjustments. Participant acknowledges that the PSUs and the Shares subject to the PSUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and the Plan. In addition, the Relative TSR performance metrics and the Absolute TSR Cap (each, as defined in Exhibit B) are based upon, among other things, (i) certain assumptions about the future business of the Company, (ii) a management model prepared by the Company for the projected business of the Company and its Affiliates and (iii) the continued application of accounting policies used by the Company as of the Grant Date. Accordingly, in the event that, after such date, the Administrator determines that (i) any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), (ii) any unusual or nonrecurring transactions or events (including the occurrence of a regulatory event) affecting the Company or the financial statements of the Company, (iii) any changes in Applicable Laws, or (iv) any changes in generally accepted accounting principles applicable to, or the accounting policies used by, the Company occur, such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available with respect to the Award, then the Administrator shall in good faith and in such manner as it may deem equitable, adjust the applicable Relative TSR Ranking and/or Relative TSR Earned Percentage with respect to Relative TSR performance and the Absolute TSR Cap with respect to TSR performance, in any case, to reflect the effect or projected effect of such transaction(s) or event(s) on such performance levels. US-DOCS\167489195.5

Clawback. Notwithstanding Section 10.13 of the Plan, the Award and the Shares issuable hereunder shall be subject to (i) any Company clawback or recoupment policy required in order to comply with Applicable Law, including the Company’s Policy for Recovery of Erroneously Awarded Compensation (provided that, unless required by Applicable Law, any amendments to same shall not apply retroactively to Participant’s detriment as to compensation already earned or vested prior to such amendment), and (ii) any Company clawback or recoupment policy which applies to the senior executives of the Company (provided that no such policies shall be drafted or amended such that they apply retroactively to Participant’s detriment as to compensation already earned or vested prior to the effective date of such new or amended policy). The Company and Participant acknowledge that neither this Section 4.2 nor Section 10.13 of the Plan are intended to limit any clawback and/or disgorgement of the Award and/or the Shares issuable hereunder pursuant to Section 304 of the Sarbanes-Oxley Act of 2002. Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Chief Legal Officer at the Company’s principal office or the Chief Legal Officer’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant (or, if Participant is then deceased, to the Designated Beneficiary) at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement. Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws. Successors and Assigns. The Company may assign any of its rights under this Agreement to a single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in this Agreement or the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement and the PSUs will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule. Entire Agreement; Amendment. The Plan, the Grant Notice and this Agreement (including any exhibit hereto and the Employment Agreement) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, however, that except as may otherwise be provided by the Plan, US-DOCS\167489195.5 no amendment, modification, suspension or termination of this Agreement shall materially and adversely affect the PSUs without the prior written consent of Participant. Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement. Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the PSUs, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the PSUs, as and when settled pursuant to the terms of this Agreement. Not a Contract of Employment or Service. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant. Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument. *   *   *   *   * US-DOCS\167489195.5

Exhibit B EARNED PSUS The number of PSUs that will become earned as of the completion of the Performance Period (such PSUs, the “Earned PSUs”) shall be determined as set forth in this Exhibit B. Any Earned PSUs shall vest as set forth in Article II of the Agreement. Earned PSUs (General) The number of Earned PSUs shall be determined by multiplying the Target Number of PSUs set forth in the Grant Notice by the applicable Relative TSR Earned Percentage, as determined in accordance with the following table, provided, however, that if the Company’s TSR (as defined below) for the Performance Period is less than 0%, then the Relative TSR Earned Percentage shall be equal to the lesser of 100% and the percentage determined in accordance with the table below (the “Absolute TSR Cap”): Relative TSR Ranking Relative TSR Earned Percentage 1 200% 2 175% 3 175% 4 150% 5 125% 6 100% 7 75% 8 50% 9 25% 10 25% 11 0% 12 0% In the event that the Company and one or more Peer Group Companies achieve the same TSR, then all tied companies will be deemed to have achieved the same relative TSR ranking that falls below the next higher performing Peer Group Company, if any. For example, if both the Company and a Peer Group Company achieve the same, highest TSR among the Peer Group, then both the Company and such Peer Group Company will be deemed to have earned the #1 ranking. In the event that one or more Peer Group Removals occurs during the Performance Period, the Company’s Relative TSR Earned Percentage will be determined in accordance with Appendix A to this Exhibit B. Earned PSUs (Change in Control) If a Change in Control occurs during the Performance Period, then a number of PSUs shall become Earned PSUs based upon the Company’s Relative TSR performance and TSR performance as of the date of the Change in Control, as follows: The number of PSUs that become Earned PSUs in connection with a Change in Control shall be determined by multiplying the Target Number of PSUs set forth in the Grant Notice by the Relative TSR Earned Percentage, as determined in accordance with the section “Earned PSUs (General)” above, based on the Company’s actual Relative TSR and TSR attained during the Performance Period. US-DOCS\167489195.5

Definitions “Aggregate Dividend” means, with respect to the Company and any Peer Group Company, the aggregate per share dividends that have an ex-dividend date during the Performance Period. “Beginning Price” means, with respect to the Company and any Peer Group Company, the Share Value as of the day immediately prior to the first day of the Performance Period. “Ending Price” means, with respect to the Company and any Peer Group Company, the Share Value as of the last day of the Performance Period. “Peer Group Companies” means only those entities set forth on Exhibit C attached hereto (the “Peer Group”); provided, however, that if a Peer Group Company is acquired or otherwise ceases to have a class of equity securities that is both registered under the Securities Exchange Act of 1934 and actively traded on a U.S. public securities market at any point during the Performance Period, such Peer Group Company will be removed from the Peer Group (such removal, a “Peer Group Removal”). Notwithstanding the foregoing, any Peer Group Companies that experience bankruptcy or become insolvent during the Performance Period will remain a part of the Peer Group and be counted as –100% for purposes of the Relative TSR determination. “Performance Period” means the period beginning on (and including) January 1, 2026 and ending on the earlier of (and including) December 31, 2028 and the date of a consummation of a Change in Control. “Relative TSR” means, with respect to the Performance Period, the Company’s TSR, expressed as an ordinal ranking relative to the TSRs of each of the Peer Group Companies. “Share Value” means, with respect to the Company and any Peer Group Company, as of any given date, the twenty (20) consecutive trading-day trailing average market closing price ending on and including such date; provided, however, that if the Performance Period ends upon the consummation of a Change in Control, Share Value with respect to the Company shall mean the price per Share (or, in connection with a sale or other disposition of all or substantially all of the Company’s assets, the implied price per Share, as determined by the Administrator) paid by the acquiror in connection with the Change in Control transaction or, to the extent that the consideration in the Change in Control transaction is paid in stock of the acquiror or its affiliate, then, unless otherwise determined by the Administrator, Share Value shall mean the value of the consideration paid per Share based on the average of the closing trading prices of a share of such acquiror stock on the principal exchange on which such shares are then traded for each trading day during the five consecutive trading days ending on and including the date on which a Change in Control occurs. In the event the consideration in the Change in Control takes any other form, the value of such additional consideration shall be determined by the Administrator. “TSR” means, with respect to the Company and any Peer Group Company, the quotient (expressed as a percentage carried to two decimal points) obtained by dividing (i) the sum of (A) the difference obtained by subtracting the Beginning Price from the Ending Price plus (B) the Aggregate Dividend (assuming reinvestment in the Common Stock of all dividends comprising the Aggregate Dividend as of the ex-dividend date) by (ii) the Beginning Price. US-DOCS\167489195.5

Appendix A to Exhibit B PEER GROUP REMOVAL ADJUSTMENTS In the event that one Peer Group Removal occurs during the Performance Period, the Company’s Relative TSR performance achieved during the Performance Period will be determined in accordance with the following table, subject to the Absolute TSR Cap: Relative TSR Ranking Relative TSR Earned Percentage 1 200% 2 175% 3 150% 4 125% 5 100% 6 85% 7 70% 8 55% 9 40% 10 35% 11 0% In the event that two Peer Group Removals occur during the Performance Period, the Company’s Relative TSR performance achieved during the Performance Period will be determined in accordance with the following table, subject to the Absolute TSR Cap: Relative TSR Ranking Relative TSR Earned Percentage 1 200% 2 175% 3 150% 4 125% 5 100% 6 80% 7 60% 8 40% 9 20% 10 0% In the event that three Peer Group Removals occur during the Performance Period, the Company’s Relative TSR performance achieved during the Performance Period will be determined in accordance with the following table, subject to the Absolute TSR Cap: Relative TSR Ranking Relative TSR Earned Percentage 1 200% 2 167% 3 133% 4 100% US-DOCS\167489195.5

5 85% 6 70% 7 55% 8 40% 9 0% In the event that four Peer Group Removals occur during the Performance Period, the Company’s Relative TSR performance achieved during the Performance Period will be determined in accordance with the following table, subject to the Absolute TSR Cap: Relative TSR Ranking Relative TSR Earned Percentage 1 200% 2 167% 3 133% 4 100% 5 75% 6 50% 7 25% 8 0% In the event that five Peer Group Removals occur during the Performance Period, the Company’s Relative TSR performance achieved during the Performance Period will be determined in accordance with the following table, subject to the Absolute TSR Cap: Relative TSR Ranking Relative TSR Earned Percentage 1 200% 2 150% 3 100% 4 80% 5 60% 6 40% 7 0% In the event that six or more Peer Group Removals occur during the Performance Period, the Company’s Relative TSR performance achieved during the Performance Period will be determined in a manner determined by the Committee in its sole discretion. US-DOCS\167489195.5

Exhibit C PEER GROUP COMPANIES Managed Care Healthcare IT Centene Corporation Alignment Healthcare Cigna Group HealthEquity CVS Health Corporation Hims & Hers Elevance Health Labcorp Humana Privia Health Group Molina Healthcare